EXHIBIT 99.1

                            Front Porch Digital Inc.
                                20000 Horizon Way
                         Mount Laurel, New Jersey 08054


                                                              August 14, 2002

Via EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Front Porch Digital Inc.
         Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002

Ladies and Gentlemen:

         Transmitted  herewith  are  written  statements  pursuant  to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                           Very truly yours,

                                           Front Porch Digital Inc.

                                           By:      /s/ Donald Maggi
                                                    --------------------------
                                                    Chief Executive Officer